UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 31, 2021

Twitter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1355 Market Street, Suite 900
San Francisco, California 94103
(Address of principal executive offices, including zip code)
(415) 222-9670
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2021, Twitter, Inc. (the “Company”) entered into an amendment and restatement (the “Amendment”) of the cooperation letter agreement (the “Cooperation Agreement”) with Elliott Investment Management L.P., Elliott Associates, L.P. and Elliott International, L.P. (collectively with their respective affiliates, “Elliott”) entered into on March 9, 2020 and previously disclosed on the Company’s Form 8-K dated March 9, 2020.
Among other things, the Amendment provides that the Company will nominate Jesse Cohn, a current member of the Company’s Board of Directors (the “Board”), for re-election as a Class II director at the Company’s 2021 Annual Meeting of Stockholders. The voting obligations of Elliott, the standstill restrictions applicable to Elliott and the other limitations on Elliott contained in the original Cooperation Agreement will continue for so long as Mr. Cohn remains on the Board.
In addition, the Company is in the process of identifying a new independent director for appointment to the Board consistent with the Company’s Corporate Governance Guidelines and stated interest in continuing to enhance diversity of the Board, and the Company has agreed that the Company’s Nominating and Corporate Governance Committee will consult with Mr. Cohn on the identification of the new director. Mr. Cohn will resign from the Board upon such time as such new director is appointed to the Board.
The foregoing summary of the Amendment is subject to, and qualified in its entirety by, the full text of the Amendment, which will be filed with the Company’s next Quarterly Report on Form 10-Q.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The information set forth in Item 1.01 hereof is incorporated by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Ned Segal
Ned Segal Chief Financial Officer
Date:  April 1, 2021